Exhibit 2.01
Cemex, S.A.B. de C.V.
Report on Payments to Governments
January 1
st
to December 31
st
2025
Contents

Payment overview	2
Payments by country	3
Canada	3
Colombia	4
Croatia	5
Czech Republic	6
Egypt	7
France	8
Israel	9
Jamaica	10
Mexico	11
Nicaragua	13
Poland	14
Spain	15
Trinidad and Tobago	16
United Kingdom	17
United States	18

1	Report on Payments to Governments 2025

Payment overview
The amounts of the payments disclosed in this report are rounded to the nearest thousand. Due to rounding, figures shown as totals in tables may not be arithmetic aggregations of the figures preceding them.
The table below shows the reportable payments to governments made by Cemex during the period from January 1 st
to December 31
st
2025, disclosed by country and payment type.

Country	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Canada			141						141
Colombia	16,137			759					16,896
Croatia	7,392		650						8,043
Czech Republic	6,426		1,111						7,537
Egypt	2,707		1,887						4,594
France	398	995	101						1,494
Israel	16,385	3,507	414						20,305
Jamaica	11,826	183							12,009
Mexico	82,602		456						83,059
Nicaragua	8,751		131						8,881
Poland	8,577		2,175						10,751
Spain	9,289								9,289
Trinidad and Tobago	937								937
United Kingdom	7,090		1,461						8,551
United States	63,270		360						63,630

Total	241,787	4,684	8,887	759	—	—	—	—	256,117

2	Report on Payments to Governments 2025

Payments by country
Canada

Subnational
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Government of Newfoundland and Labrador			141						141

Total	—	—	141	—	—	—	—	—	141

Project level disclosure
Project	Mineral Type	Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Newfoundland and Labrador	Limestone	Government of Newfoundland and Labrador			141						141

Total			—	—	141	—	—	—	—	—	141

3	Report on Payments to Governments 2025

Colombia

National 1
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Dirección de Impuestos y Aduanas Nacionales	15,485								15,485
Agencia Nacional de Minería				759					759

Total National	15,485	—	—	759	—	—	—	—	16,243

Subnational
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Secretaría Distrital de Hacienda- Dirección Distrital de Tesorería	303								303
Municipio Los Patios	239								239
Municipio de Ibagué	111								111

Total Subnational	653	—	—	—	—	—	—	—	653

Total	16,137	—	—	759	—	—	—	—	16,896

Project level disclosure
Project	Mineral Type	Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Distrito Capital de Bogotá	Limestone	Secretaría Distrital de Hacienda- Dirección Distrital de Tesorería	303								303
Norte de Santander	Limestone	Municipio Los Patios	239								239
Tolima	Limestone	Municipio de Ibagué	111								111

Total			653	—	—	—	—	—	—	—	653

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

4	Report on Payments to Governments 2025

Croatia

National 1
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements		Community and social responsibility payments that are required by law or contract	Total
Croatian Tax Administration	7,392									7,392
Ministry of Physical Planning, Construction and State Assets			105							105

Total National	7,392	—	105	—	—	—	—		—	7,497

Subnational
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements		Community and social responsibility payments that are required by law or contract	Total
City of Solin			390							390
City of Kaštela			156							156

Total Subnational	—	—	545	—	—	—	—	—	—	545

Total	7,392	—	650	—	—	—	—	—	—	8,043

Project level disclosure
Project	Mineral Type	Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Dalmatia	Limestone	City of Solin			390						390
		City of Kaštela			156						156

Total			—	—	545	—	—	—	—	—	545

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

5	Report on Payments to Governments 2025

Czech Republic

National 1
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Financial Administration of the Czech Republic	6,426								6,426
District Mining Office for the Hradec Králové, Pardubice, Liberec and Vysočina regions			466						466
Forests of the Czech Republic, state enterprise			238						238
Customs Office in Ostrava			234						234
Customs Office for the Central Bohemian Region			173						173

Total	6,426	—	1,111	—	—	—	—	—	7,537

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

6	Report on Payments to Governments 2025

Egypt

National 1
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements		Community and social responsibility payments that are required by law or contract	Total
Clay Tax Authority	2,575									2,575
Egyptian Company for Mining, Management and Exploitation				1,654						1,654
Egyptian Environmental Affairs Agency				233						233
Egyptian Tax Authority	132									132

Total	2,707		—	1,887	—	—	—	—	—	4,594

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

7	Report on Payments to Governments 2025

France

National 1
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract		Total
Directorate-General for Public Finances	398									398
Deposits and Consignments Fund			101							101

Total National	398	—	101	—	—	—	—	—		500

Subnational
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract		Total
Municipality of Anneville-Ambourville		760								760
Accounting Management Service (SGC) - Bourg-en-Bresse		234								234

Total Subnational	—	995	—	—	—	—	—	—	—	995

Total	398	995	101	—	—	—	—	—	—	1,494

Project level disclosure
Project	Mineral Type	Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Normandie	Sand & gravel	Municipality of Anneville- Ambourville		760							760
Auvergne-Rhône Alpes	Crushed stone	Accounting Management Service (SGC) - Bourg-en- Bresse		234							234

Total			—	995	—	—	—	—	—	—	995

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

8	Report on Payments to Governments 2025

Israel

National 1
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Israel Tax Authority	16,272								16,272
Israel Land Authority		3,507	414						3,920

Total National	16,272	3,507	414	—	—	—	—	—	20,192

Subnational
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Emek Hefer Regional Council	113								113

Total Subnational	113	—	—	—	—	—	—	—	113

Total	16,385	3,507	414	—	—	—	—	—	20,305

Project level disclosure
Project	Mineral Type	Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Central	Crushed stone	Emek Hefer Regional Council	113								113

Total			113	—	—	—	—	—	—	—	113

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

9	Report on Payments to Governments 2025

Jamaica

National 1
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Tax Administration Jamaica	11,399								11,399
The Commissioner of Mines	427	183							610

Total	11,826	183	—	—	—	—	—	—	12,009

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

10	Report on Payments to Governments 2025

Mexico

National 1
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Servicio de Administración Tributaria	75,600								75,600
Tesorería de la Federación			163						163

Total National	75,600	—	163	—	—	—	—	—	75,763

Subnational
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Gobierno del Estado de Nuevo León	7,002								7,002
Secretaría de Hacienda del Gobierno de Sonora			151						151
Municipio de Benito Juárez			143						143

Total Subnational	7,002	—	293	—	—	—	—	—	7,296

Total	82,602	—	456	—	—	—	—	—	83,059

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

11	Report on Payments to Governments 2025

Project level disclosure
Project	Mineral Type	Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Nuevo León	Limestone	Gobierno del Estado de Nuevo León	7,002								7,002
Sonora	Limestone	Secretaría de Hacienda del Gobierno de Sonora			151						151
Quintana Roo	Limestone	Municipio de Benito Juárez			143						143

Total			7,002	—	293	—	—	—	—	—	7,296

12	Report on Payments to Governments 2025

Nicaragua

National 1
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Dirección General de Ingresos	8,522								8,522
Ministerio de Hacienda y Crédito Público	229								229

Total National	8,751	—	—	—	—	—	—	—	8,751

Subnational
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Alcaldía Municipal San Rafael Del Sur			131						131

Total Subnational	—	—	131	—	—	—	—	—	131

Total	8,751	—	131	—	—	—	—	—	8,881

Project level disclosure
Project	Mineral Type	Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Managua	Limestone	Alcaldía Municipal San Rafael Del Sur			131						131

Total			—	—	131	—	—	—	—	—	131

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

13	Report on Payments to Governments 2025

Poland

National 1
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements		unity and social responsibility payments that are required by law or contract Comm	Total
National Revenue Administration	8,577									8,577
National Fund for Environmental Protection and Water Management			625							625
State Forests National Forest Holding			356							356

Total National	8,577	—	981	—	—	—	—	—	—	9,558

Subnational
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
City of Chełm			368							368
Regional Directorate for Environmental Protection			345							345
Municipal Office of Klucze			269							269
Opole Marshal’s Office			211							211

Total Subnational	—	—	1,193	—	—	—	—	—	—	1,193

Total	8,577	—	2,175	—	—	—	—	—	—	10,751

Project level disclosure
Project	Mineral Type	Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Lubelskie	Limestone	City of Chełm Regional Directorate for			368						368
		Environmental Protection			345						345
Lower Poland	Crushed stone	Municipal Office of Klucze			269						269
Opole	Sand and gravel	Opole Marshal’s Office			211						211

Total			—	—	1,193	—	—	—	—	—	1,193

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

14	Report on Payments to Governments 2025

Spain

National 1
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract		Total
Agencia Estatal de Administración Tributaria	9,289	—								9,289

Total	9,289	—	—	—	—	—	—	—	—	9,289

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

15	Report on Payments to Governments 2025

Trinidad and Tobago

National 1
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Board of Inland Revenue	937								937

Total	937	—	—	—	—	—	—	—	937

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

16	Report on Payments to Governments 2025

United Kingdom

National 1
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
HM Revenue and Customs	7,090								7,090
Environment Agency			222						222
Ministry of Housing, Communities and Local Government			1,071						1,071

Total National	7,090	—	1,293	—	—	—	—	—	8,383

Subnational
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Warwickshire County Council			167						167

Total Subnational	—	—	167	—	—	—	—	—	167

Total	7,090	—	1,461	—	—	—	—	—	8,551

Project level disclosure
Project	Mineral Type	Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Warwickshire	Sand and gravel	Warwickshire County Council			167						167

Total			—	—	167	—	—	—	—	—	167

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

17	Report on Payments to Governments 2025

United States

National 1
Government Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Internal Revenue Service	63,270								63,270
Mine Safety and Health Administration			246						246
U.S. Department of the Interior – Bureau of Land Management			114						114

Total	63,270	—	360	—	—	—	—	—	63,630

1	Payments made at the national level are generally non-specific to a particular Project and are therefore not assigned to a Project at the Project level disclosure.

18	Report on Payments to Governments 2025